UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

GOLDEN QUEEN MINING CO. LTD
(Exact name of registrant as specified in its charter)

0-21777
(Commission File Number)

British Columbia	Not applicable
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5
(Address of principal executive offices) (Zip Code)

(604) 921-7570
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements

JV Agreement and Closing of Transaction Agreement

On September 15, 2014, Golden Queen Mining Co. Ltd. (“Golden Queen”) closed the transactions contemplated by a transaction agreement (the “Transaction Agreement”) dated June 8, 2014 by and among Golden Queen, Gauss Holdings, LLC (“Gauss Holdings”), an entity controlled by Leucadia National Corporation (“Leucadia”), Auvergne, LLC, an entity controlled by certain members of the Clay family (“Auvergne”), a shareholder group that collectively owns approximately 27% of the issued and outstanding shares of Golden Queen, and Gauss LLC, a joint venture owned 67.5% by Gauss Holdings and 32.5% by Auvergne (“Gauss”).

Pursuant to the terms of the Transaction Agreement and prior to closing, Golden Queen completed a corporate restructuring in which it converted its wholly-owned subsidiary, Golden Queen Mining Company, Inc., into a California limited liability company (“GQ California”) and incorporated Golden Queen Mining Holdings, Inc., a California corporation (“GQ Holdco”), as a wholly-owned subsidiary that became the parent company of GQ California. GQ California is developing Golden Queen’s Soledad Mountain Project (the “Project”).

On September 15, 2014, as part of the closing of the transactions contemplated by the Transaction Agreement, Golden Queen, GQ Holdco, GQ California and Gauss entered into an amended and restated limited liability company operating agreement of GQ California (the “JV Agreement”) under which Gauss acquired 50% of the membership interests of GQ California in exchange for the payment of an amount of US$110 million in cash to GQ California. The JV Agreement governs the management of the Project, the ownership of GQ California and the obligations of the parties in connection with further funding requirements. GQ California is managed by a board of managers comprising an equal number of representatives of each of Gauss and GQ Holdco. Gauss appointed Brian Friedman, H. Jimmy Hallac and Jonathan Clay to the GQ California board of managers, and GQ Holdco appointed H. Lutz Klingmann, Andrée St-Germain and Thomas M. Clay to the GQ California board of managers. On September 15, 2014, Golden Queen’s CEO, Lutz Klingmann, and CFO, Andrée St-Germain, became the CEO and CFO, respectively, of GQ California.

GQ California will apply most of the purchase price received from Gauss to the continued development of the Project. Golden Queen (through GQ Holdco) has the right to make an additional investment in GQ California to fund the development of the Project (the “Top-Up Contribution”). Pursuant to the JV Agreement, if Golden Queen (through GQ Holdco) makes the Top-Up Contribution, Gauss is committed to fund an amount equal to the Top-Up Contribution to GQ California, and the aggregate amount of such contributions are anticipated to provide GQ California with sufficient funding to fully develop the Project. If GQ Holdco does not make the Top-Up Contribution, Gauss will be obligated to make up to a US$40 million capital contribution to GQ California, in which case GQ Holdco’s ownership interest in GQ California will be diluted and GQ Holdco will surrender one of its seats on GQ California’s board of managers.

In connection with the closing of the Transaction Agreement, GQ Holdco assumed GQ California’s current liabilities, primarily consisting of approximately US$16 million of intercompany loans from Golden Queen (the “Intercompany Debt Assumption”) and made additional capital contributions of approximately US$53 million to GQ California (the “Equity Contribution”). The Intercompany Debt Assumption and Equity Contribution were effected prior to closing of the Transaction Agreement. Golden Queen, GQ Holdco and GQ California entered into a unit issuance and debt assumption agreement dated September 11, 2014 (the “Unit Issuance and Debt Assumption Agreement”) and a novation agreement dated September 11, 2014 (the “Novation”).

In connection with the closing of the transactions contemplated by the Transaction Agreement and the JV Agreement, funds were disbursed as follows:

  Gauss invested US$110 million in GQ California;

  GQ California made a distribution of US$5 million to Gauss;

  GQ California made a distribution of US$5 million to GQ Holdco;

  Pursuant to a payoff letter dated September 15, 2014 by and among Leucadia, Auvergne, GQ California and Golden Queen (the “Payoff Letter”), GQ California paid off a senior secured promissory note issued on July 2, 2014 (the “Interim Advance Loan”) by GQ California to Leucadia (approximately US$6.6 million including accrued interest) and Auvergne (approximately US$3.6 million including accrued interest) (the Interim Advance Loan was described in Golden Queen’s Form 8-K filed on July 2, 2014);

  GQ California reimbursed the members of Gauss for expenses in an aggregate amount of US$2.275 million (US$2 million to Gauss Holdings and US$275,000 to Auvergne) incurred by them in connection with the Transaction Agreement; and

  Golden Queen paid approximately US$1.5 million to Gauss Holdings and US$731,250 to Auvergne as a commitment fee under the terms of a standby purchase agreement dated June 8, 2014 by and among Golden Queen, Gauss Holdings and Auvergne (the “Standby Purchase Agreement”) in consideration for obligations of Gauss Holdings and Auvergne to purchase shares of Golden Queen common stock not purchased by holders of rights to purchase shares of Golden Queen common stock in a rights offering as contemplated under the Transaction Agreement and the registration rights agreements dated June 8, 2014 by and between Golden Queen, Auvergne and Gauss Holdings (the “Registration Rights Agreements”).

Clay Debt Restructuring

In connection with the closing of the Transaction Agreement and entry into the JV Agreement, on September 15, 2014, Golden Queen consummated the transactions contemplated by a debt restructuring agreement (the “Debt Restructuring Agreement”) dated June 8, 2014, by and among Golden Queen, GQ California, Clay group member Harris Clay and a trust controlled by the Clay group (together with Harris Clay, the “Lenders”). Pursuant to the terms of the Debt Restructuring Agreement, GQ Holdco assumed certain guarantee obligations of GQ California pursuant to certain loan agreements and promissory notes between Golden Queen and the Lenders (such loan agreements and promissory notes collectively, and as amended in accordance with the Debt Restructuring Agreement, the “Debt Restructuring Amendments”).

The above descriptions of the material terms of the Transaction Agreement, the Standby Purchase Agreement, the JV Agreement, Unit Issuance and Debt Assumption Agreement, the Novation, the Payoff Letter, the Interim Advance Loan, the Debt Restructuring Agreement and the Debt Restructuring Amendments are qualified in their entirety by the terms and conditions of the agreements attached hereto as exhibits 10.1 through 10.11 and are incorporated herein by reference. Certain transactions are further described in Golden Queen’s Form 8-Ks filed on June 12, 2014 and July 2, 2014.

Item 9.01. Exhibits.

Exhibit	Description
10.1	Transaction Agreement dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.2	Standby Purchase Agreement dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.3	Registration Rights Agreement with Gauss Holdings dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.4	Registration Rights Agreement with Auvergne dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.5*	JV Agreement dated September 15, 2014
10.6*	Unit Issuance and Debt Assumption Agreement dated September 11, 2014
10.7*	Novation dated September 11, 2014
10.8*	Payoff Letter dated September 15, 2014
10.9	Interim Advance Loan (incorporated by reference to Form 8-K filed on July 2, 2014)
10.10	Debt Restructuring Agreement dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.11*	Debt Restructuring Amendments

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

DATE: September 16, 2014	By:	/s/ Lutz Klingmann
Lutz Klingmann
President, Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Transaction Agreement dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.2	Standby Purchase Agreement dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.3	Registration Rights Agreement with Gauss Holdings dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.4	Registration Rights Agreement with Auvergne dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.5*	JV Agreement dated September 15, 2014
10.6*	Unit Issuance and Debt Assumption Agreement dated September 11, 2014
10.7*	Novation dated September 11, 2014
10.8*	Payoff Letter dated September 15, 2014
10.9	Interim Advance Loan (incorporated by reference to Form 8-K filed on July 2, 2014)
10.10	Debt Restructuring Agreement dated June 8, 2014 (incorporated by reference to Form 8-K filed on June 12, 2014)
10.11*	Debt Restructuring Amendments

* Filed herewith